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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 27, 2004


                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                                   333-91334                                      13-3836437
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 (STATE OR OTHER JURISDICTION                        (COMMISSION                                  (I.R.S. EMPLOYER
      OF INCORPORATION)                              FILE NUMBER)                                IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                                                                      10179
------------------------------                                                               ---------------------------
    (ADDRESS OF PRINCIPAL                                                                            (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000







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Item 5.  Other Events.
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                  On or about January 30, 2004, the Registrant will cause the issuance and sale of approximately $487,198,000 initial principal amount of Bear Stearns Asset Backed Securities Trust 2004-HE1, Asset-Backed Certificates, Series 2004-HE1 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of January 1, 2004, among Bear Stearns Asset Backed Securities, Inc., as depositor, EMC Mortgage Corporation, as seller and master servicer and LaSalle Bank National Association, as trustee.

                  In connection with the sale and the Series 2004-HE1, Class I-A-1, Class I-A-2, Class II-A-1, Class II-A-2, Class III-A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, and Class M-6 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. and Banc of America Securities LLC (together "the Underwriters"), that the Underwriters have furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-91334, which computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
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         (a) Financial Statements.
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             Not applicable.

         (b) PRO FORMA Financial Information.
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             Not applicable.

         (c) Exhibits
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                                      ITEM 601(A) OF
                                      REGULATION S-K
      EXHIBIT NO.                      EXHIBIT NO.                              DESCRIPTION
      -----------                      -----------                              -----------
           1                                99                    Computational Materials--Computational
                                                                  Materials (as defined in Item 5) that
                                                                  have been provided by the Underwriters
                                                                  to certain prospective purchasers of
                                                                  Bear Stearns Asset Backed Securities
                                                                  Trust 2004-HE1, Asset-Backed
                                                                  Certificates, Series 2004-HE1 (filed
                                                                  in paper pursuant to the automatic SEC
                                                                  exemption pursuant to Release 33-7427,
                                                                  August 7, 1997)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           BEAR STEARNS ASSET BACKED SECURITIES,
                                           INC.


                                           By: /s/ Joseph T. Jurkowski, Jr.
                                               ---------------------------------
                                           Name:   Joseph T. Jurkowski, Jr.
                                           Title:  Vice President

Dated: January 27, 2004

                                                   EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99                             Computational                   Filed Manually
                                                                  Materials